================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

/ / CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
    SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)


                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                          -----------------------------


                    PSB LENDING HOME LOAN OWNER TRUST 1997-3
               (Exact name of obligor as specified in its charter)

Delaware                                                     Not Yet Received
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

C\O Wilmington Trust
Rodney Square North
1100 North Market Street
Wilmington, DE                                               19890-0001
(Address of principal executive offices)                     (Zip code)

                          -----------------------------

                    PSB Lending Home Loan Owner Trust 1997-3
                        Asset Backed Notes, Series 1997-3
                    Asset Backed Certificates, Series 1997-3
                       (Title of the indenture securities)

================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16.  List of Exhibits.         List below all exhibits filed as a part of
                                    this Statement of Eligibility. Trustee
                                    incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the
                                    trustee now in effect.*

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued
                                    June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of

                                    Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.


         * Incorporated by reference to Exhibit 25 filed with registration statement (number 33-66026) of trustee's parent, Norwest Corporation.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 15th day of September, 1997.



                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                                   /s/ Amy Wahl
                                            ------------------------------
                                            Name:  Amy Wahl
                                            Title: Corporate Trust Officer

                                    EXHIBIT 6



September 15, 1997


Securities and Exchange Commission
Washington, D.C.  20549



Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                            Very truly yours,

                                            NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

                                                   /s/ Amy Wahl
                                            ------------------------------
                                            Name:  Amy Wahl
                                            Title: Corporate Trust Officer

                                                                         Board of Governors of the Federal Reserve System
                                                                         OMB Number: 7100-0036
                                                                         Federal Deposit Insurance Corporation
                                                                         OMB Number: 3064-0052
                                                                         Office of the Comptroller of the Currency
                                                                         OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                       Expires March 31, 2000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                      [1]
[LOGO]                                                                   Please Refer to page i,
                                                                         Table of Contents, for
                                                                         the required disclosure
                                                                         of estimated burden.
-------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1997                           (970630)
                                                                       -----------
                                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State    This report form is to be filed by banks with branches and
member banks); 12 U.S.C. Section 1817 (State nonmember          consolidated subsidiaries in U.S. territories and possessions,
banks); and 12 U.S.C. Section 161 (National banks).             Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
-------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by     The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be       accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for       NOTE: These instructions may in some cases differ from
State nonmember banks and three directors for State member      generally accepted accounting principles.
and National banks.

I, Mark P. Wagener, Director of Bank & Service Accounting       We, the undersigned directors (trustees), attest to
   --------------------------------------------------------     the correctness of this Report of Condition
   Name and Title of Officer Authorized to Sign Report          (including the supporting schedules) and declare that
                                                                it has been examined by us and to the best of our
          of the named bank do hereby declare that these        knowledge and belief has been prepared in conformance
Reports of Condition and Income (including the supporting       with the instructions issued by the appropriate
schedules) have been prepared in conformance with the           Federal regulatory authority and is true and correct.
instructions issued by the appropriate Federal regulatory
authority and are true to the best of my knowledge and          /s/ Scott A. Kisting
belief.                                                         -----------------------------------------------------
                                                                Director (Trustee)
/s/ Mark P. Wagener
-------------------------------------------------------------   /s/ James R. Campbell
Signature of Officer Authorized to Sign Report                  -----------------------------------------------------
                                                                Director (Trustee)

  July 30, 1997                                                 /s/ Richard C. Westergaard

-------------------------------------------------------------   -----------------------------------------------------
Date of Signature                                               Director (Trustee)
-------------------------------------------------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the     NATIONAL BANKS: Return the original only in the
appropriate Federal Reserve District Bank.                      special return address envelope provided. If express
                                                                mail is used in lieu of the special return address
STATE NONMEMBER BANKS: Return the original only in the          envelope, return the original only to the FDIC, c/o
special return address envelope provided. If express mail is    Quality Data Systems, 2127 Espey Court, Suite 204,
used in lieu of the special return address envelope, return     Crofton, MD 21114.
the original only to the FDIC, c/o Quality Data Systems,
2127 Espey Court, Suite 204, Crofton, MD 21114.
-------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number 05208
                      -----------                               Banks should affix the address label in this space.
                      (RCRI 9050)
                                                                CALL NO.  200                   31             06-30-97
                                                                STBK:  27-4095   00017          STCERT:        27-05208

                                                                NORWEST BANK MINNESOTA, NATIONAL ASS.
                                                                SIXTH STREET AND MARQUETTE AVENUE
                                                                MINNEAPOLIS, MN  55479-0016


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                      FFIEC 031
                                                                      Page 1
                                                                       [2]
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES
------------------------------------------------------------------------------------------------------------------------------------
Table of Contents

Signature Page                                   Cover                      Report of Condition

Report of Income                                                            Schedule RC-Balance Sheet........................RC-1,2

Schedule RI-Income Statement................RI-1,2,3                        Schedule RC-A-Cash and Balances Due
                                                                              From Depository Institutions.....................RC-3
Schedule RI-A-Changes in Equity Capital.........RI-4
                                                                            Schedule RC-B Securities.......................RC-3,4,5
Schedule RI-B-Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease                                   Schedule RC-C-Loans and Lease Financing
   Losses.....................................RI-4,5                          Receivables:
                                                                              Part I.  Loans and Leases....................RC-6,7,8
Schedule RI-D Income from                                                     Part II. Loans to Small Businesses and
  International Operations......................RI-6                            Small Farms (included in the forms for

                                                                                June 30 only).............................RC-8a, 8b
Schedule RI-E-Explanations....................RI-7,8
                                                                            Schedule RC-D-Trading Assets and Liabilities
                                                                              (to be completed only by selected banks).........RC-8

                                                                            Schedule RC-E-Deposit Liabilities............RC-9,10,11

                                                                            Schedule RC-F-Other Assets........................RC-11

                                                                            Schedule RC-G-Other Liabilities...................RC-11

                                                                            Schedule RC-H-Selected Balance Sheet Items
                                                                              for Domestic Offices...........................RC-12

Disclosure Of Estimated Burden                                              Schedule RC-I-Selected Assets and Liabilities
                                                                              of IBF's........................................RC-13
The estimated average burden associated with this information
collection is 34.1 hours per respondent and is estimated to vary            Schedule RC-K-Quarterly Averages..................RC-13
from 15 to 400 hours per response, depending on individual
circumstances.  Burden estimates include the time for reviewing             Schedule RC-L-Off-Balance Sheet
instructions, gathering and maintaining data in the required form,            Items.....................................RC-14,15,16
and completing the information collection, but exclude the time for
compiling and maintaining business records in the normal course             Schedule RC-M-Memoranda........................RC-17,18
of a respondent's activities.  A federal agency may not conduct
or sponsor, and an organization (or a person) is not required               Schedule RC-N-Past Due and Nonaccrual
to respond to a collection of information, unless it displays                 Loans, Leases, and Other Assets..............RC-19,20
a currently valid OMB control number.  Comments concerning
the accuracy of this burden estimate and suggestions for                    Schedule RC-O-Other Data for Deposit
reducing this burden should be directed to the office of                      Insurance and FICO Assessments...............RC-21,22
information an Regulatory Affairs.  Office of Management
and Budget, Washington, D.C. 20503, and to one of the following:            Schedule RC-R-Regulatory Capital...............RC-23,24

Secretary                                                                   Optional Narrative Statement Concerning
Board of Governors of the Federal Reserve System                              the amounts Reported in the Reports
Washington, D.C.  20551                                                       of Condition and Income.........................RC-25

Legislative and Regulatory Analysis Division                                Special Report (to be completed by all banks)
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C.  20429


For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                  Page RI-1
Minneapolis, MN  55479                                         Vendor ID: D        CERT:  5208
                                                                                                         3
Transit Number:  91000019

Consolidated Report of Income
For the period January 1, 1997 - June 30, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.


Schedule RI -- Income Statement

                                                                                                               I480 <-
                                                                                           Dollar Amounts in Thousands
 ----------------------------------------------------------------------------------------------------------------------

1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:                                                                RIAD
          (a) Loans secured by real estate..................................................  4011. .   146,404    1.a.1a
          (b) Loans to depository institutions..............................................  4019. .     7,785    1.a.1b
          (c) Loans to finance agricultural production and other loans to farmers...........  4024. .       404    1.a.1c
          (d) Commercial and industrial loans...............................................  4012. .   161,141    1.a.1d
          (e) Acceptances of other banks....................................................  4026. .       297    1.a.1e
          (f) Loans to individuals for household, family and other personal expenditures:
              (1) Credit cards and related plans............................................  4054. .    12,557    1.a.1f1
              (2) Other.....................................................................  4055. .    19,003    1.a.1f2
          (g) Loans to foreign governments and official institutions........................  4056. .         0    1.a.1g
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations.......................................................  4503. .        28    1.a.1h1
              (2) Tax-exempt obligations....................................................  4504. .       725    1.a.1h2
          (i) All other loans in domestic offices...........................................  4058. .       175    1.a.1i
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4059. .     5,193    1.a.2
   b. Income from lease financing receivables:
      (1) Taxable leases....................................................................  4505. .    21,059    1.b.1
      (2) Tax-exempt leases.................................................................  4307. .       179    1.b.2
   c. Interest income on balances due from depository institutions: (1)
      (1) In domestic offices...............................................................  4105. .       403    1.c.1
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4106. .     3,224    1.c.2
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency obligations...................  4027. .    74,601    1.d.1

      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities............................................................  4506. .        35    1.d.2a
          (b) Tax-exempt securities.........................................................  4507. .     3,549    1.d.2b
      (3) Other domestic debt securities....................................................  3657. .       202    1.d.3
      (4) Foreign debt securities...........................................................  3658. .         0    1.d.4
      (5) Equity securities (including investments in mutual funds).........................  3659. .     4,448    1.d.5
   e. Interest income from trading assets...................................................  4069. .     4,974    1.e.



---------------
(1) Includes interest income on time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095     FFIEC  031
Sixth Street and Marquette Avenue                                                                     Page RI-2
Minneapolis, MN  55479                                         Vendor ID: D        CERT : 05208
                                                                                                        4
Transit Number:  91000019

Schedule RI -- Continued

                                                                                                  Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------


 1. Interest income (continued)
     f.   Interest income on federal funds sold and securities purchased under  RIAD    Year-to-date
          agreements to resell..................................................4020..   101,833     . . . . . .      1.f.
     g.   Total interest income (sum of items 1.a through 1.f)..................4107..   568,219     . . . . . .      1.g.
 2. Interest expense:
     a.   Interest on deposits:
          (1) Interest on deposits in domestic offices:
              (a) Transaction accounts (NOW accounts, ATS accounts, and
                  telephone and preauthorized transfer accounts)................4508..     1,424     . . . . . .       2.a.1a
              (b) Nontransaction accounts:
                  (1) Money market deposit accounts (MMDAs).....................4509..    19,930     . . . . . .       2.a.1b1
                  (2) Other savings deposits....................................4511..     7,798     . . . . . .       2.a.1b2
                  (3) Time deposits of $100,000 or more.........................A517..     4,825     . . . . . .       2.a.1b3
                  (4) Time deposits of less than $100,000.......................A518..    47,018     . . . . . .       2.a.1b4

          (2) Interest on deposits in foreign offices, Edge and Agreement
              subsidiaries, and IBFs............................................4172..    70,051     . . . . . .       2.a.2
     b.   Expense of federal funds purchased and securities sold under
          agreements to repurchase..............................................4180..    87,378     . . . . . .       2.b
     c.   Interest on demand notes issued to the U.S. Treasury, trading
          liabilities, and other borrowed money.................................4185..    21,541     . . . . . .       2.c
     d.   Not applicable
     e.   Interest on subordinated notes and debentures.........................4200..         6     . . . . . .       2.e
     f.   Total interest expense (sum of items 2.a through 2.e).................4073..   259,971     . . . . . .       2.f
  3. Net interest income (item 1.g minus 2.f)...................................4074. . . . .  .         308,248       3.
  4. Provisions:
     a.   Provision for loan and lease losses...................................4230. . . . .  .          28,501       4.a
     b.   Provision for allocated transfer risk.................................4243. . . . .  .               0       4.b
  5. Noninterest income:
     a.   Income from fiduciary activities......................................4070..   112,382     . . . . . .       5.a
     b.   Service charges on deposit accounts in domestic offices...............4080..    41,024     . . . . . .       5.b
     c.   Trading revenue (must equal Schedule RI, sum of Memorandum
          items 8.a through 8.d)................................................A220..    34,837     . . . . . .       5.c
     d.   Not applicable
     e.   Not applicable
     f.   Other noninterest income:
          (1) Other fee income..................................................5407..    62,590     . . . . . .       5.f.1
          (2) All other noninterest income*.....................................5408..    50,810     . . . . . .       5.f.2
     g.   Total noninterest income (sum of items 5.a through 5.f)...............4079. . . . .  .         301,643       5.g
  6. a.   Realized gains (losses) on held-to-maturity securities................3521. . . . .  .               0       6.a
     b.   Realized gains (losses) on available-for-sale securities..............3196. . . . .  .          10,931       6.b
  7. Noninterest expense:
     a.   Salaries and employee benefits........................................4135..   138,272     . . . . . .       7.a
     b.   Expenses of premises and fixed assets (net of rental income)
          (excluding salaries and employee benefits and mortgage interest)......4217..    41,646     . . . . . .       7.b
     c.   Other noninterest expense*............................................4092..   207,665     . . . . . .       7.c
     d.   Total noninterest expense (sum of items 7.a through 7.c)..............4093..                   387,583       7.d
  8. Income (loss) before income taxes and extraordinary items and other
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)..4301. . . . .  .         204,738       8.
  9. Applicable income taxes (on item 8)........................................4302. . . . .  .          70,671       9.
 10. Income (loss) before extraordinary items and other adjustments (item 8
     minus 9)...................................................................4300. . . . .  .         134,067       10.
 11. Extraordinary items and other adjustments, net of income taxes*............4320. . . . .  .               0       11.
 12. Net income (loss) (sum of items 10 and 11).................................4340. . . . .  .         134,067       12.

---------------
*Describe on Schedule RI-E -- Explanations.

Norwest Bank Minnesota, N.A.                                 Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Stree and Marquette Avenue                                                                    Page RI-3
Minneapolis, MN  55479                                         Vendor ID: D        CERT:  05208

                                                                                                          5
Transit Number:       91000019

Schedule RI - - Continued


Memoranda                                                                                                              I481   <-
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after          RIAD  Year-to-date
    August 7, 1986, that is not deductible for federal income tax purposes...........................   4513. .           1   M.1
2.  Income from the sale and servicing of mutual funds and annuities in domestic offices
    (included in Schedule RI, item 8)................................................................   8431. .         906   M.2
3.  Not applicable
4.  Not applicable
5.  Number of full-time equivalent employees at end of current period (round to                                      Number
    nearest whole number)............................................................................   4150. .       5,248   M.5
6.  Not applicable
7.  If the reporting bank has restated its balance sheet as a result of applying push down                     CCYY  MM  DD
    accounting this calendar year, report the date of the bank's acquisition(1)________...............  9106. .      N/A      M.7
8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                         RIAD   Year-to-date
    a. Interest rate exposures.......................................................................   8757. .      27,044   M.8.a
    b. Foreign exchange exposures....................................................................   8758. .       7,832   M.8.b
    c. Equity security and index exposures...........................................................   8759. .           0   M.8.c
    d. Commodity and other exposures.................................................................   8760. .         (39)  M.8.d
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income....................................................   8761. .      (1,609)  M.9.a
    b. Net (increase) decrease to interest expense...................................................   8762. .       8,591   M.9.b
    c. Other (noninterest) allocations...............................................................   8763. .         953   M.9.c
10. Credit losses on off-balance sheet derivatives (see instructions)................................   A251. .           0   M.10

11. Does the reporting bank have a Subchapter S election in effect for federal income tax                        YES     NO
    purposes for the current tax year?  .............................................................   A530. .      NO       M.11
12. Deferred portion of total applicable income taxes included in Schedule RI,
    items 9 and 11 (to be reported with the December Report of Income)...............................   4772. .      N/A      M.12



--------------
(1) For example, a bank acquired on June 1, 1997, would report 19970601.

* Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                   Page RI-4
Minneapolis, MN  55479                                         Vendor ID: D        CERT:  05208

Transit Number:       91000019                                                                            6

Schedule RI-A -- Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                         I483   <-
                                                                                                        Dollar Amounts in Thousands
 ----------------------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1996, Reports of Condition
    and Income........................................................................................   3215. .  1,243,101      1.
 2. Equity capital adjustments from amended Reports of Income, net*...................................   3216. .          0      2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)..............................   3217. .  1,243,101      3.
 4. Net income (loss) (must equal Schedule RI, item 12)...............................................   4340. .    134,067      4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net................................   4346. .          0      5.
 6. Changes incident to business combinations, net....................................................   4356. .          0      6.
 7. LESS: Cash dividends declared on preferred stock..................................................   4470. .          0      7.
 8. LESS: Cash dividends declared on common stock.....................................................   4460. .     66,000      8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for
    this schedule)....................................................................................   4411. .          0      9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)     4412             0     10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities..................   8433. .     (1,592)    11.
12. Foreign currency translation adjustments .........................................................   4414. .        (14)    12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) .........   4415. .     30,757     13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal
    Schedule RC, item 28) ............................................................................   3210. .  1,340,319     14.

---------------
* Describe on Schedule RI-E -- Explanations.

Schedule RI-B -- Charge-offs and Recoveries and Changes
                 in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the alloted transfer risk reserve.

                                                                                                             I486    <-
                                                                                    Dollar Amounts in Thousands
                                                                              --------------------------------------
                                                                                   (Column A)         (Column B)
                                                                                  Charge-offs         Recoveries
                                                                              --------------------------------------
                                                                                      Calendar year-to-date
                                                                              --------------------------------------
                                                                              RIAD               RIAD
--------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile).........................................  4651. .   1,030     4661. .  1,365     1.a
   b. To non-U.S. addressees (domicile).....................................  4652. .       0     4662. .      0     1.b
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions..................  4653. .       0     4663. .      0     2.a
   b. To foreign banks......................................................  4654. .       0     4664. .      0     2.b
3. Loans to finance agricultural production and other loans to farmers......  4655. .       0     4665. .      4     3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile).........................................  4645. .  19,612     4617. .  2,667     4.a
   b. To non-U.S. addressees (domicile).....................................  4646. .       0     4618. .      0     4.b
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans........................................  4656. .   1,364     4666. .    146     5.a
   b. Other (includes single payment, installment, and all student loans)...  4657. .   4,627     4667. .  1,753     5.b
6. Loans to foreign governments and official institutions...................  4643. .       0     4627. .     25     6.
7. All other loans..........................................................  4644. .       0     4628. .      0     7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile).........................................  4658. .   2,225     4668. .    427     8.a
   b. Of non-U.S. addressees (domicile).....................................  4659. .       0     4669. .      0     8.b
9. Total (sum of items 1 through 8).........................................  4635. .  28,858     4605. .  6,387     9.

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                   Page RI-5
Minneapolis, MN  55479                                         Vendor ID:  D       CERT:  05208
                                                                                                       7
Transit Number: 910000019

Schedule RI-B -- Continued

Part I. Continued



Memoranda                                                                                               Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                             ------------------------calendar year-to-date--------------------------
                                                                           (Column A)             (Column B)
                                                                           Charge-Offs            Recoveries
                                                                        ------------------     ----------------
                                                                            RIAD               RIAD
                                                                            ----               ----
1-3. Not applicable.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above............................  5409..       0     5410..        0    M.4
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development...................................  3582..       0     3583..       14    M.5.a
   b. Secured by farmland.................................................  3584..       0     3585..        0    M.5.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit...................  5411..       0     5412..        0    M.5.c 1
      (2) All other loans secured by 1-4 family residential properties....  5413..   1,030     5414..       84    M.5.c 2
   d. Secured by multifamily (5 or more) residential properties...........  3588..       0     3589..        0    M.5.d
   e. Secured by nonfarm nonresidential properties........................  3590..       0     3591..    1,267    M.5.e

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RIAD
                                                                                                  ----
1. Balance originally reported in the December 31, 1996, Reports of Condition and Income........  3124..     213,930   1.
2. Recoveries (must equal part I, item 9, column B above).......................................  4605..       6,387   2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)................................  4635..      28,858   3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a).......................  4230..      28,501   4.
5. Adjustments * (see instructions for this schedule)...........................................  4815..        (666)  5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
   item 4.b)....................................................................................  3123..     219,294   6.

--------------
*  Describe on Schedule RI-E -- Explanations.

Norwest Bank Minnesota, N.A.                                    Call Date:  6/30/97       ST-BK:  27-4095        FFIEC  031
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                           Vendor ID:  D             CERT:  05208           Page RI-6


Transit Number: 91000019                                                                                              8


SCHEDULE RI-D -- INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I.  ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                                    I492 <-
                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
1.      Interest income and expense booked at foreign offices, Edge and
        Agreement subsidiaries, and IBFs:                                    RIAD
                                                                             ----           Year-to-date
        a.      Interest income booked.....................................  4837..              N/A               1.a
        b.      Interest expense booked....................................  4838..              N/A               1.b
        c.      Net interest income booked at foreign offices, Edge and
                Agreement subsidiaries, and IBFs (item 1.a minus 1.b)......  4839..              N/A               1.c
2.      Adjustments for booking location of international operations:
        a.      Net interest income attributable to international
                operations booked at domestic offices......................  4840..              N/A               2.a
        b.      Net interest income attributable to domestic business
                booked at foreign offices..................................  4841..              N/A               2.b
        c.      Net booking location adjustment (item 2.a minus 2.b).......  4842..              N/A               2.c
3.      Noninterest income and expense attributable to international operations:
        a.      Noninterest income attributable to international
                operations.................................................  4097..              N/A               3.a
        b.      Provision for loan and lease losses attributable to
                international operations...................................  4235..              N/A               3.b
        c.      Other noninterest expense attributable to international
                operations.................................................  4239..              N/A               3.c
        d.      Net noninterest income (expense) attributable to
                international operations (item 3.a minus 3.b and 3.c)......  4843..              N/A               3.d
4.      Estimated pretax income attributable to international operations before capital allocation adjustment (sum of items 1.c, 2.c, and
        3.d)...............................................................  4844..              N/A               4.
5.      Adjustment to pretax income for internal allocations to
        international operations to reflect the effects of equity capital
        on overall bank funding costs......................................  4845..              N/A               5.
6.      Estimated pretax income attributable to international operations
        after capital allocation adjustment (sum of items 4 and 5).........  4846..              N/A               6.
7.      Income taxes attributable to income from international operations
        as estimated in item 6.............................................  4797..              N/A               7.
8.      Estimated net income attributable to international operations
        (item 6 minus 7)...................................................  4341..              N/A               8.


Memoranda

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
1.      Intracompany interest income included in item 1.a above............  4847..              N/A               M.1
2.      Intracompany interest expense included in item 1.b above...........  4848..              N/A               M.2

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                                             RIAD           Year-to-date
                                                                             ----
1.      Interest income booked at IBFs.....................................  4849..              N/A               1
2.      Interest expense booked at IBFs....................................  4850..              N/A               2
3.      Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
        a.      Gains (losses) and extraordinary items.....................  5491..              N/A               3.a
        b.      Fees and other noninterest income..........................  5492..              N/A               3.b
4.      Provision for loan and lease losses attributable to international
        operations booked at domestic offices (excluding IBFs).............  4852..              N/A               4.
5.      Other noninterest expense attributable to international operations
        booked at domestic offices (excluding IBFs)........................  4853..              N/A               5.

Norwest Bank Minnesota, N.A.                                    Call Date:  6/30/97       ST-BK:  27-4095        FFIEC  031
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                            Vendor ID:  D             CERT:  05208          Page RI-6

Transit Number: 91000019
                                                                                                                      9


SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calender year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                    I495 <-
                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                RAID  Year-to-date
                                                                                               ----
   a. Net gains (losses) on other real estate owned ........................................   5415..     N/A       1.a
   b. Net gains (losses) on sales of loans .................................................   5416..     N/A       1.b
   c. Net gains (losses) on sales of premises and fixed assets .............................   5417..     N/A       1.c
   Itemized and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
      TEXT                                                                                     RIAD
      ----                                                                                     ----
   d. 4461:   Gain on sale of loan servicing rights ........................................   4461..     26,556    1.d
   e. 4462:   Processing fees ..............................................................   4462..     11,899    1.e
   f. 4463:   Gain on redemption of preferred stock ........................................   4463..      7,278    1.f
2. Other noninterest expense (from Schedule R1, item 7.c):
   a. Amortization expense of intangible assets ............................................   4531..        475    2.a
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net (gains) losses on other real estate owned ........................................   5418..     N/A       2.b
   c. Net (gains) losses on sales of loans .................................................   5419..     N/A       2.c
   d. Net (gains) losses on sales of premises and fixed assets .............................   5420..     N/A       2.d
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
      TEXT                                                                                     RIAD
      ----                                                                                     ----
   e. 4464: Processing fees.................................................................   4464..     77,396    2.e
   f. 4467: ................................................................................   4467..     N/A       2.f
   g. 4468: ................................................................................   4468..     N/A       2.g
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
      TEXT                                                 RIAD
      ----                                                 ----
   a. (1) 4469: ............................................................................   4469..          0    3.a.1
      (2) Applicable income tax effect                     4486                   0                                 3.a.2
   b. (1) 4487: ............................................................................   4487..          0    3.b.1
      (2) Applicable income tax effect                     4488                   0                                 3.b.1
   c. (1) 4489: ............................................................................   4489..          0    3.c.1
      (2) Applicable income tax effect                     4491                   0                                 3.c.2

4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
   (itemize and describe all adjustments):
      TEXT                                                                                     RIAD
      ----                                                                                     ----
   a. 4492: ................................................................................   4492..     N/A       4.a
   b. 4493: ................................................................................   4493..     N/A       4.b

5. Cumulative effect of changes in accounting principles from prior years

   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
      TEXT                                                                                     RIAD
      ----                                                                                     ----
   a. A546:  Effect of change to GAAP from previous non-GAAP instructions...................   A546..          0    5.a
   b. 4495: ................................................................................   4495..     N/A       5.b
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
   (itemize and describe all corrections):
      TEXT                                                                                     RIAD
      ----                                                                                     ----
   a. 4496: ................................................................................   4496..     N/A       6.a
   b. 4497: ................................................................................   4497..     N/A       6.b

Norwest Bank Minnesota, N.A.                                    Call Date:  6/30/97       ST-BK:  27-4095        FFIEC  031
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                           Vendor ID:  D             CERT:  05208           Page RI-8

Transit Number: 91000019                                                                                              10


Schedule RI-E--Continued

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):
       TEXT                                                                                       RIAD   Year-to-date
       ----                                                                                       ----
   a.  4498:  ..............................................................................      4498..     N/A        7.a
   b.  4499:  ..............................................................................      4499..     N/A        7.b
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)
   (itemize and describe all adjustments):
       Text
       ----
   a.  4521: Sales of loans ................................................................      4521..     (666)      8.a
   b.  4522: ...............................................................................      4522..     N/A        8.b

9. Other explanations (the space below is provided for the bank to briefly describe, at its             I498    I499      <-
   option, any other significant items affecting the Report of Income):
   No comment   X  (RIAD 4769)
               ---
   Other explanations (please type or print clearly):
   (TEXT 4769)

Norwest Bank Minnesota, N.A.                                    Call Date:  6/30/97       ST-BK:  27-4095        FFIEC  031
Sixth Street and Marquette Avenue                                                                                Page RC-1
Minneapolis, MN 55479                                           Vendor ID:  D             CERT:  05208
                                                                                                                     11
Transit Number: 91000019


CONSOLIDATED REPORT OF CONDITION FOR INSURED
COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1997

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS. UNLESS OTHERWISE INDICATED, REPORT THE AMOUNT OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.

SCHEDULE RC - BALANCE SHEET

                                                                                                                  C400   <-
                                                                                                 Dollar Amounts in ThousandS
----------------------------------------------------------------------------------------------------------------------------
ASSETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):                       RCFD
                                                                                                    ----
     a.   Noninterest-bearing balances and currency and coin(1).................................    0081..   1,344,847   1.a
     b.   Interest bearing balances(2)..........................................................    0071..       3,589   1.b
  2. Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)............................    1754..           0   2.a
     b.   Available-for-sale securities (from Schedule RC-B, column D)..........................    1773..   2,066,258   2.b
  3. Federal funds sold and securiites purchased under agreements to resell.....................    1350..   4,217,807   3.

  4. Loans and lease financing receivables:                                RCFD
                                                                           ----
     a.   Loans and leases, net of unearned income (from Schedule RC-C)... 2122.. 10,318,263                ..........   4.a
     b.   LESS: Allowance for loan and lease losses....................... 3123..    219,294                ..........   4.b

     c.   LESS: Allocated transfer risk reserve........................... 3128..          0                ..........   4.c
     d.   Loans and leases, net of unearned income, allowance, and reserve (item 4.a minus 4.b
          and 4.c)..............................................................................    2125..  10,098,969   4.d
  5. Trading assets (from Schedule RC-D)........................................................    3545..     868,473   5.
  6. Premises and fixed assets (including capitalized leases)...................................    2145..     115,705   6.
  7. Other real estate owned (from Schedule RC-M)...............................................    2150..       7,223   7.
  8. Investments in unconsolidated subsidiaries and associated companies (from Schedule
     RC-M)......................................................................................    2130..           0   8.
  9. Customers' liability to this bank on acceptances outstanding...............................    2155..      24,514   9.
 10. Intangible assets (from Schedule RC-M).....................................................    2143..      11,925   10.
 11. Other assets (from Schedule RC-F)..........................................................    2160..     280,396   11.
 12. Total assets (sum of items 1 through 11)...................................................    2170..  19,039,706   12.

---------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.                                    Call Date:  6/30/97       ST-BK:  27-4095        FFIEC  031
Sixth Street and Marquette Avenue                                                                                Page RC-1
Minneapolis, MN 55479                                           Vendor ID:  D             CERT:  05208
                                                                                                                   12
Transit Number: 91000019

SCHEDULE RC - CONTINUED

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:                                                                        RCON
                                                                                      ----
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E
        part I)...................................................................... 2200..    8,605,498      13.a
                                                             RCON
                                                             ----
        (1) Noninterest-bearing(1)...........................6631..   3,610,804                                13.a.1
        (2) Interest-bearing.................................6636..   4,994,694                                13.a.2
                                                                                      RCFN
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                 ----
        (from Schedule RC-E, part II)................................................ 2200..    3,720,098      13.b
                                                             RCFN
                                                             ----
        (1) Noninterest-bearing..............................6631..      16,099                                13.b.1
        (2) Interest-bearing.................................6636..   3,703,999                                13.b.2

                                                                                      RCFD
                                                                                      ----
14.  Federal funds purchased and securities sold under agreements to repurchase...... 2800..    4,198,790      14.
                                                                                      RCON
                                                                                      ----
15.  a. Demand notes issued to the U.S. Treasury..................................... 2840..      298,825      15.a
                                                                                      RCFD
                                                                                      ----
     b. Trading liabilities (from Schedule RC-D)..................................... 3548..       21,752      15.b
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a. With a remaining maturity of one year or less...............................  2332..      120,120      16.a
     b. With a remaining maturity of more than one year through three years.........  A547..        5,531      16.b
     c. With a remaining maturity of more than three years........................... A548..      203,567      16.c
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding.......................  2920..       24,514      18.
19.  Subordinated notes and debentures(2)...........................................  3200..          188      19.
20.  Other liabilities (from Schedule RC-G).........................................  2930..      500,504      20.
21.  Total liabilities (sum of items 13 through 20).................................  2948..   17,699,387      21.
22.  Not applicable
EQUITY CAPITAL
                                                                                      RCFD
                                                                                      ----
23.  Perpetual preferred stock and related surplus..................................  3838..            0      23.
24.  Common stock...................................................................  3230..      100,000      24.
25.  Surplus (exclude all surplus related to preferred stock).......................  3839..      637,166      25.
26.  a. Undivided profits and capital reserves......................................  3632..      593,963      26.a
     b. Net unrealized holding gains (losses) on available-for-sale securities......  8434..        9,550      26.b
27.  Cumulative foreign currency translation adjustments............................  3284..         (360)     27.
28.  Total equity capital (sum of items 23 through 27)..............................  3210..    1,340,319      28.
29.  Total liabilities  and equity capital (sum of items 21 and 28).................  3300..   19,039,706      29.

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best
     describes the most comprehensive level of auditing work performed for the bank                   Number
                                                                                                      ------
                                                                                      RCFD
                                                                                      ----
     by independent external auditors as of any date during 1996....................  6724..      N/A       M.1



1 = Independent audit of the bank conducted in accordance          4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank          authority)
2 = Independent audit of the bank's parent holding company         5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing           auditors
    standards by a certified public accounting firm which          6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company               auditors

    (but not on the bank separately)                               7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required
    by state chartering authority)

---------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                   Page RC-3
Minneapolis, MN  55479                                         Vendor ID: D        Cert:  05208

Transit Number:  91000019                                                                              13

SCHEDULE RC-A -- CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

EXCLUDE ASSETS HELD FOR TRADING.


                                                                                                                           C405 <-
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     (Column A)                   (Column B)
                                                                                 Consolidated Bank            Domestic Offices
                                                                                 -------------------------------------------------
                                                                                      RCFD                 RCON
----------------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency
   and coin ...................................................................       0022.   1,231,386                        1.
   a. Cash items in process of collection and unposted debits..................               .........    0020..  1,116,096   1.a
   b. Currency and coin........................................................               .........    0080..    110,985   1.b
2. Balances due from depository institutions in the U.S. ......................               .........    0082..     44,855   2.
   a. U.S. branches and agencies of foreign banks (including their IBFs).......       0083.           0              .......   2.a
   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S (including their IBFs)........................................       0085.      45,422              .......   2.b
3. Balances due from banks in foreign countries and foreign central banks......               .........    0070..     10,679   3.
   a. Foreign branches of other U.S. banks.....................................       0073.           0              .......   3.a

   b. Other banks in foreign countries and foreign central banks...............       0074.      11,559              .......   3.b
4. Balances due from Federal Reserve Banks.....................................       0090.      60,069    0090..     59,819   4.
5. Total (sum of items 1 through 4) (total of column A must
   equal Schedule RC, sum of items 1.a and 1.b ................................       0010.   1,348,436    0010..  1,342,434   5.




Memorandum

                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RCON
                                                                                                      ----
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item
   2, and column B above)........................................................................     0050..  41,266   M.1

Schedule RC-B -- Securities

Exclude assets held for trading.

                                                                                                                C410 <-
                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                Held-to-maturity                          Available-for-sale
                                         -------------------------------------------------------------------------------------
                                            (Column A)           (Column B)         (Column C)           (Column D)
                                          Amortized Cost         Fair Value       Amortized  Cost       Fair Value(1)
                                         ----------------     ----------------    ------------------   -----------------
                                         RCFD                 RCFD                 RCFD                RCFD
                                         -------------------------------------------------------------------------------------
1. U.S. Treasury securities..........    0211..         0     0213..    0          1286..   1,327,447  1287..  1,325,432   1.
2. U.S. Government agency
   obligations (exclude mortgage-
   backed securities):
   a. Issued by U.S. Government
      agencies(2)....................    1289..         0     1290..    0          1291..           0  1293..          0   2.a
   b. Issued by U.S. Government-
      sponsored agencies(3)..........    1294..         0     1295..    0          1297..       5,307  1298..      5,279   2.b

---------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                  Page RC-4
Minneapolis, MN 55479                                          Vendor ID: D        Cert: 05208

Transit Number :  91000019                                                                             14

SCHEDULE RC-B-CONTINUED

                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Held-to-maturity                 Available-for-sale
                                                          ---------------------------------  ---------------------------------------
                                                             (Column A)         (Column B)        (Column C)       (Column D)
                                                           Amortized Cost       Fair Value      Amortized Cost    Fair Value(1)
                                                          ---------------     ----------------  --------------    --------------

                                                          --------------------------------------------------------------------------
3. Securities issued by states and political
   subdivisions in the U.S.:
   a. General obligations...............................  1676.. 0       1677..    0       1678..  44,936    1679..  47,167  3.a
   b. Revenue obligations...............................  1681.. 0       1686..    0       1690..  79,937    1691..  86,292  3.b
   c. Industrial development and similar obligations....  1694.. 0       1695..    0       1696..   4,520    1697..   5,217  3.c
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA............................  1698.. 0       1699..    0       1701..  64,066    1702..  65,966  4.a.1
      (2) Issued by FNMA and FHLMC......................  1703.. 0       1705..    0       1706.. 358,302    1707.. 365,150  4.a.2
      (3) Other pass-through securities.................  1709.. 0       1710..    0       1711..      60    1713..      62  4.a.3
   b. Other mortgage-backed securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA, GNMA............  1714.. 0       1715..    0       1716..  26,290    1717..  25,672  4.b.1
      (2) Collateralized by MBS issued or guaranteed by
          FNMA, FHLMC, or GNMA..........................  1718.. 0       1719..    0       1731..      54    1732..      55  4.b.2
      (3) All other mortgage-backed securities..........  1733.. 0       1734..    0       1735..   2,515    1736..   2,530  4.b.3
5. Other debt securities:
   a. Other domestic debt securities....................  1737.. 0       1738..    0       1739..   4,938    1741..   4,955  5.a

   b. Foreign debt securities...........................  1742.. 0       1743..    0       1744..       0    1746..       0  5.b
6. Equity securities:
   a. Investments in mutual funds and other equity
      securities with readily determinable fair values.....................................A510..   2,802    A511..   2,802  6.a
   b. All other equity securities(1).......................................................1752.. 129,679    1753.. 129,679  6.b
7. Total (sum of items 1 through 6)(total of column A
   must equal Schedule RC, item 2.a) (total of column D
   must equal Schedule RC, item 2.b)....................  1754.. 0       1771..    0       1772 2,050,853    1773 2,066,258  7.

-----------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                  Page RC-5
Minneapolis, MN 55479                                          Vendor ID: D        Cert: 05208

Transit Number: 91000019                                                                              15

SCHEDULE RC-B -- CONTINUED

Memoranda


                                                                                                                 C412   <-
                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
  1. Pledged securities (2)..........................................................  0416     319,663          M.1.
  2. Maturity and repricing data for debt securities (1),(2)(excluding those in nonaccrual status):
     a.   Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities;
          and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3)(4)
          (1) Three months or less...................................................  A549..     4,421          M.2.a.1
          (2) Over three months through 12 months....................................  A550..     9,791          M.2.a.2
          (3) Over one year through three years......................................  A551..   197,252          M.2.a.3
          (4) Over three years through five years....................................  A552..   182,278          M.2.a.4
          (5) Over five years through 15 years.......................................  A553..   976,913          M.2.a.5

          (6) Over 15 years..........................................................  A554..   103,687          M.2.a.6
     b.   Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:
          (3)(5)
          (1) Three months or less...................................................  A555..    30,881          M.2.b.1
          (2) Over three months through 12 years.....................................  A556..    37,142          M.2.b.2
          (3) Over one year through three years......................................  A557..       118          M.2.b.3
          (4) Over three years through five years....................................  A558..    21,838          M.2.b.4
          (5) Over five years through 15 years.......................................  A559..    18,269          M.2.b.5
          (6) Over 15 years..........................................................  A560..   322,930          M.2.b.6
     c.   Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
          exclude mortgage pass-through securities) with an expected average life of (6)
          (1) Three years or less....................................................  A561..    14,309          M.2.c.1
          (2) Over three years.......................................................  A562..    13,948          M.2.c.2
     d.   Fixed rate AND floating rate debt securities with a REMAIMIMG MATURITY of
          one year or less (included in Memorandum items 2.a. through 2.c above......  A248..    14,044          M.2.d
  3.-6. Not applicable
  7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
     (report the amortized cost at date of sale or transfer).........................  1778..         0          M.7
  8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
     a.   Amortized cost.............................................................  8780..        60          M.8.a
     b.   Fair value.................................................................  8781          62          M.8.b
  9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
     a.   Amortized cost.............................................................  8782..     2,601          M.9.a
     b.   Fair value.................................................................  8783..     2,576          M.9.b

---------------

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum item 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3 and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien
    1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97      ST-BK: 27-4095                 FFIEC  031
Sixth Street and Marquette Avenue                                                                                     Page RC - 6
Minneapolic, MN  55479                                         Vendor ID: D            CERT: 05208
                                                                                                                         16
Transit Number: 91000019


SCHEDULE RC-C -- LOANS AND LEASE FINANCING RECEIVABLES

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                              C415    <-
                                                                                             Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
                                                                      (Column A)                (Column B)
                                                             RCFD  CONSOLIDATED BANK  RCON    DOMESTIC OFFICES
                                                             ----  -----------------  ----    ----------------
 1. Loans secured by real estate:..........................  1410. .   4,399,295                . . . . .        1.
    a. Construction and land development...................            . . . . .      1415. .      83,560        1.a
    b. Secured by farmland (including farm
       residential and other improvements).................            . . . . .      1420. .         969        1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4
           family residential properties and
           extended under lines of credit..................            . . . . .      1797. .     117,203        1.c1
       (2) All other loans secured by 1-4 family
           residential properties:
           (a) Secured by first liens......................            . . . . .      5367. .   3,456,411        1.c2a
           (b) Secured by junior liens.....................            . . . . .      5368. .     329,941        1.c2b
    d. Secured by multifamily (5 or more) residential
       properties..........................................            . . . . .      1460. .      54,105        1.d
    e. Secured by nonfarm nonresidential properties........            . . . . .      1480. .     357,106        1.e
 2. Loans to depository institutions:

    a. To commercial banks in the U.S......................            . . . . .      1505. .     315,565        2.a
       (1) To U.S. branches and agencies of foreign banks..  1506. .           0                . . . . .        2.a1
       (2) To other commercial banks in the U.S............  1507. .     326,454                . . . . .        2.a2
    b. To other depository institutions in the U.S.........  1517. .           0      1517. .           0        2.b
    c. To banks in foreign countries ......................            . . . . .      1510. .          62        2.c
       (1) To foreign branches of other U.S. banks.........  1513. .       8,770                                 2.c1
       (2) To other banks in foreign countries.............  1516. .      65,368                . . . . .        2.c2
 3. Loans to finance agricultural production and                                                . . . . .
    other loans to farmers.................................  1590. .       4,911      1590. .       4,911        3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile).......................  1763. .   3,341,956      1763. .   3,337,169        4.a
    b. To non-U.S. addressees (domicile)...................  1764. .      56,981      1764. .         152        4.b
 5. Acceptances of other banks:
    a. Of U.S. banks.......................................  1756. .           0      1756. .           0        5.a
    b. Of foreign banks....................................  1757. .       6,214      1757. .       6,214        5.b
 6. Loans to individuals for household, family, and other
    personal expenditures (i.e., consumer loans) (includes
    purchased paper).......................................            . . . . .      1975. .     777,560        6.
    a. Credit cards and related plans (includes check
       credit and other revolving credit plans)............  2008. .     198,784                . . . . .        6.a
    b. Other (includes single payment, installment, and
       all student loans)..................................  2011. .     579,502                . . . . .        6.b
 7. Loans to foreign governments and official institutions
    (including foreign central banks)......................  2081. .       5,000      2081. .       5,000        7.
 8. Obligations (other than securities and leases) of
    states and political subdivisions in the U.S. (includes
    nonrated industrial development obligations)...........  2107. .      19,605      2017. .      19,605        8.
 9. Other loans............................................  1563. .     636,621                . . . . .        9.
    a. Loans for purchasing or carrying securities
       (secured and unsecured).............................            . . . . .      1545. .      69,502        9.a
    b. All other loans (exclude consumer loans)............            . . . . .      1564. .     567,119        9.b
10. Lease financing receivables (net of unearned income)...                           2165. .     670,980       10.
    a. Of U.S. addressees (domicile).......................  2182. .     670,980                . . . . .       10.a
    b. Of non-U.S. addressees (domicile)...................  2183. .           0                . . . . .       10.b
11. LESS: Any unearned income on loans reflected in
    items 1-9 above........................................  2123. .       2,178      2123. .       1,239       11.
12. Total loans and leases, net of unearned income
    (sum of items 1 through 10 minus item 11) (total of
     column A must equal Schedule RC, item 4.a)............  2122. .  10,318,263      2122. .  10,171,895       12.

Norwest Bank Minnesota, N.A.                                    Call Date: 6/30/97      ST-BK: 27-4095      FFIEC  031
Sixth Street and Marquette Avenue                                                                           Page RC-7
Minneapolis, MN  55479                                          Vendor ID:  D           CERT:  05208
                                                                                                               17
Transit Number:  91000019

SCHEDULE RC-C - CONTINUED


PART I. CONTINUED

Memoranda

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             RCFD
                                                                                             ----
1. Not applicable
2. Loans and leases restructured and in compliance with modified terms (included in
   Schedule RC-C, part I, above and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1)  To U.S. addressees (domicile)...................................................  1687..            0    M.2.a1
      (2)  To non-U.S. addressees (domicile)...............................................  1689..            0    M.2.a2
   b. All other loans and all lease financing receivables (exclude loans to individuals
      for household, family, and other personal expenditures)..............................  8691..            0    M.2.b
   c. Commercial and industrial loans to and lease financing receivables of non-U.S.
      addressees (domicile) included in Memorandum item 2.b above..........................  8692..            0    M.2.c
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties
      in domestic offices with a remaining maturity or repricing frequency of:(1,2)          RCON
                                                                                             ----
      (1)  Three months or less............................................................  A564..    2,946,463    M.3.a1
      (2)  Over three months through 12 months.............................................  A565..      239,025    M.3.a2
      (3)  Over one year through three years...............................................  A566..       21,988    M.3.a3
      (4)  Over three years through five years.............................................  A567..       16,361    M.3.a4
      (5)  Over five years through 15 years................................................  A568..      147,874    M.3.a5
      (6)  Over 15 years...................................................................  A569..       77,828    M.3.a6
   b. All loans and leases other than closed-end loans secured by first liens on 1-4 family residential properties with a remaining maturity or
      repricing frequency of (1,3)                                                           RCFD
                                                                                             ----
      (1)  Three months or less............................................................  A570..    3,125,145    M.3.b1
      (2)  Over three months through 12 months.............................................  A571..      982,824    M.3.b2
      (3)  Over one year through three years...............................................  A572..    1,118,577    M.3.b3
      (4)  Over three years through five years.............................................  A573..      813,933    M.3.b4
      (5)  Over five years through 15 years................................................  A574..      692,812    M.3.b5
      (6)  Over 15 years...................................................................  A575..       82,235    M.3.b6
   c. Fixed rate AND floating rate loans and leases with a REMAINING MATURITY of one
      year or less (included in Memorandum items 3.a and 3.b above)........................  A247..    6,576,342    M.3.c
   d. Fixed rate AND floating rate loans secured by nonfarm nonresidential properties        RCON
      in domestic offices (4) with a REMAINING MATURITY of over five years (included in      ----
      Memorandum item 3.b above)...........................................................  A577..      113,288    M.3.d
   e. Fixed rate AND floating rate commercial and industrial loans (5) with a REMAINING
                                                                                             RCFD
                                                                                             ----
      MATURITY of over three years (included in Memorandum item 3.b above).................  A578..    1,059,883    M.3.e



---------------

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) As defined for Schedule RC-C, part I, item 1.e., column B.
(5) As defined for Schedule RC-C, part I, item 4., column A.

Norwest Bank Minnesota, N.A.                                    Call Date: 6/30/97       ST-BK: 27-4095       FFIEC  031
Sixth Street and Marquette Avenue                                                                             Page RC-8
Minneapolis, MN  55479                                          Vendor ID:  D            CERT:  05208
                                                                                                                 18
Transit Number:  91000019

Schedule RC-C -- Continued

Part I. Continued

Memoranda (continued)

                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             RCON
                                                                                             ----
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4
   and 9, column A, page RC-6(1)...........................................................  2746..              0  M.4
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)...........  5369..      2,818,244  M.5

6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a),
   column B, page RC-6)....................................................................  5370..        283,239  M.6

---------------
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.


Schedule RC-D -- Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                         C420   <-
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                             RCON
                                                                                             ----
 1. U.S. Treasury securities in domestic offices...........................................  3531..      658,660    1.
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-backed
    securities)............................................................................  3532..          N/A    2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic
    offices................................................................................  3533..          N/A    3.
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA................  3534..      187,951    4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS)............................................  3535..          N/A    4.b
    c. All other mortgage-backed securities................................................  3536..          N/A    4.c
 5. Other debt securities in domestic offices..............................................  3537..          N/A    5.
 6. Certificates of deposit in domestic offices............................................  3538..          N/A    6.
 7. Commercial paper in domestic offices...................................................  3539..          N/A    7.
 8. Bankers acceptances in domestic offices................................................  3540..          N/A    8.
 9. Other trading assets in domestic offices...............................................  3541..          N/A    9.
                                                                                             RCFN
                                                                                             ----
10. Trading assets in foreign offices......................................................  3542..          N/A    10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
                                                                                             RCON
                                                                                             ----
    a. In domestic offices.................................................................  3543..       21,862    11.a
                                                                                             RCFM
                                                                                             ----
    b. In foreign offices..................................................................  3543..          N/A    11.b
                                                                                             RCFD
                                                                                             ----

12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)......  3545..      868,473    12.

LIABILITIES
13. Liability for short positions..........................................................  3546..          N/A    13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts.......................................................................  3547..       21,752    14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item
    15.b)..................................................................................  3548..       21,752    15.


Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                  Page RC-8a
Minneapolis, MN  55479                                         Vendor ID:  D       CERT:  05208
                                                                                                       18a
Transit Number:  91000019

SCHEDULE RC-C -- CONTINUED

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.


Loans to Small Businesses
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm
   nonresidential properties" in domestic offices reported in Schedule RC-C,                             C418   <-
   part I, item 1.e, column B, and all or substantially all of the dollar
   volume of your bank's "Commercial and industrial loans to U.S. addresses"            RCON    YES       NO
   in domestic offices reported in Schedule RC-C, part I, item 4.a, column B,           ----    ---      ---
   have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an "X" in the box
   marked "NO".).....................................................................   6999..             X    1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items
2.a and 2.b, complete items 3 and 4 below, and go to item 5.
If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

2. Report the total number of loans currently outstanding for each of the         Number of Loans
   following Schedule RC-C, part I, loan categories:                            ------------------
   a. "Loans secured by nonfarm nonresidential properties" in domestic offices   RCON
      reported in Schedule RC-C, part I, item 1.e, column B (Note: Item 1.e,     ----
      column B, divided by the number of loans should NOT exceed $100,000.)...   5562..        N/A   2.a
   b. "Commercial and industrial loans to U.S. addressees" in domestic offices
      reported in Schedule RC-C, part I, item 4.a, column B (Note: Item 4.a,     5563..        N/A   2.b
      column B, divided by the number of loans should NOT exceed $100,000.)...

                                                                                             Dollar Amounts in Thousands
                                                                                ----------------------------------------
                                                                                    (Column  A)          (Column B)
                                                                                                           Amount
                                                                                                          Currently
                                                                                 Number of Loans         Outstanding
                                                                                ------------------   -------------------
                                                                                 RCON                RCON
-----------------------------------------------------------------------------
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e, column B):
   a. With original amounts of $100,000 or less ..............................   5564..        197    5565..       7,124   3.a
   b. With original amounts of more than $100,000 through $250,000 ...........   5566..        291    5567..      33,979   3.b
   c. With original amounts of more than $250,000 through $1,000,000 .........   5568..        371    5569..     133,049   3.c
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4.a, column B):
   a. With original amounts of $100,000 or less ...............................  5570..      5,416    5571..     229,282   4.a
   b. With original amounts of more than $100,000 through $250,000 ...........   5572..      2,079    5573..     299,430   4.b
   c. With original amounts of more than $250,000 through $1,000,000 .........   5574..      2,038    5575..     875,749   4.c
                                                                                ----------------------------------------

Norwest Bank Minnesota, N.A.                                     Call Date: 6/30/97   ST-BK: 27-4095   FFIEC 031
Sixth Street and Marquette Avenue                                                                      Page RC-8b
Minneapolis, MN   55479                                          Vendor ID:  D        CERT:  05208
                                                                                                          18b
Transit Number:  91000019

SCHEDULE RC-C -- CONTINUED

PART II. CONTINUED


AGRICULTURAL LOANS TO SMALL FARMS

5.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other
    improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
    Schedule RC-C, part I, item 3, column B, have original amounts
    of $100,000 or less (If your bank has no loans outstanding in            RCON          YES            NO
    both of these two loan categories, place an "X" in the box marked        ----          ----
    "NO".).............................................................      6860..                        X       5.


If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items
6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.


6.  Report the total number of loans currently
    outstanding for each of the following Schedule
    RC-C, part I, loan categories:
    a.     "Loans secured by farmland (including farm
            residential and other improvements)" in
            domestic offices reported in Schedule                          Number of Loans
            RC-C, part I, item 1.b, column B,                              ---------------
            (Note: Item 1.b, column B, divided by                          RCON
            the number of loans should NOT exceed
            $100,000.).................................................
     b.     "Loans to finance agricultural production                      5576..   N/A                 6.a
            and other loans to farmers" in domestic offices reported

            in Schedule RC-C, part I, item 3, column B, (Note: Item
            3, column B, divided by the number of loans should
            NOT exceed $100,000.).....................................
                                                                           5577..   N/A                 6.b




                                                                                                       Dollar amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                            (Column A)                   (Column B)
                                                                          Number of Loans        Amount Currently Outstanding
----------------------------------------------------------------------------------------------------------------------------------
7.   Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)"
     in domestic offices reported in Schedule RC-C, part I, item
     1.b (sum of items 7.a through 7.c must be less than                   RCON                RCON
     or equal to Schedule RC-C, part I, item 1.b, column B):               ----                ----
     a.     With original amounts of $100,000 or less.................     5578..      8       5579..      297        7.a
     b.     With original amounts of more than $100,000 through
            $250,000..................................................     5580..      3       5581..      164        7.b
     c.     With original amounts of more than $250,000
            through $500,000..........................................     5582..      0       5583..        0        7.c
8.   Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3,
     (sum of items 8.a through 8.c must be less than or equal to           RCON                RCON
     Schedule RC-C, part I, item 3, column B):                             ----                ----
     a.     With original amounts of $100,000 or less..................    5584..    326       5585..    3,130        8.a
     b.     With original amounts of more than $100,000 through
            $250,000..................................................     5586..      3       5587..      208        8.b
     c.     With original amounts of more than $250,000 through
            $500,000..................................................     5588..      3       5589..      944        8.c

                                                        Call Date: 6/30/97              ST-BK: 27-4095                  FFIEC 031
Norwest Bank Minnesota, N.A.                                                                                            Page RC-9
Sixth Street and Marquette Avenue                       Vendor ID: D                    CERT:  05208
Minneapolis, MN  55479                                                                                                     19

Transit Number:  91000019


Schedule RC-E -- Deposit Liabilities

Part I. Deposits in Domestic Offices
                                                                                                                        C425   <-
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                  ------------------ Transaction Accounts --------           Nontransaction
                                                      (Column A)                   (Column B)                  (Column C)
                                                   Total transaction           Memo: Total demand
                                               accounts (including total     deposits (included in       Total nontransaction
                                                   demand deposits                Column A)           accounts  (including MMDAs)
------------------------------------------------  ----------------------     ---------------------    ---------------------------
Deposits of:                                      RCON                       RCON                     RCON
                                                  ----                       ----                     ----
1. Individuals, partnerships and corporations...  2201.. 3,375,096           2240.. 2,941,262         2346..  4,550,188      1.
2. U.S. Government..............................  2202..    25,523           2280..    25,523         2520..          0      2.
3. States and political subdivisions in the
   U.S..........................................  2203..    44,487           2290..    42,033         2530..      8,218      3.
4. Commercial banks in the U.S..................  2206..   549,800           2310..   549,800         2550..          0      4.
5. Other depository institutions in the U.S.....  2207..       730           2312..       730         2349..          0      5.
6. Banks in foreign countries...................  2213..    13,018           2320..    13,018         2236..          0      6.
7. Foreign governments and official institutions
   (including foreign central banks)............  2216..         0           2300..         0         2377..          0      7.
8. Certified and official checks................  2330..    38,438           2330..    38,438                ..........      8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC, item
   13.a)........................................  2215.. 4,047,092           2210.. 3,610,804         2385.. 4,558,406       9.

Memoranda

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        RCON
                                                                                        ----
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............  6835..      521,249      M.1.a
   b. Total brokered deposits.........................................................  2365..            0      M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000...............................  2343..            0      M.1.c.1
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less...  2344..            0      M.1.c.2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1)
          above)......................................................................  A243..            0      M.1.d.1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b
          above)......................................................................  A244..            0      M.1.d.2

   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
      required under state law).......................................................  5590..       48,204      M.1.e
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must equal item 9, Column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs).......................................  6810..    1,665,078      M.2.a.1
      (2) Other savings deposits (excludes MMDAs).....................................  0352..    1,038,242      M.2.a.2
   b. Total time deposits of less than $100,000.......................................  6648..    1,669,427      M.2.b
   c. Total time deposits of $100,000 or more.........................................  2604..      185,659      M.2.c
3. All NOW accounts (included in column A above)......................................  2398..      436,288      M.3
4. Not applicable

Norwest Bank Minnesota, N.A.                            Call Date: 6/30/97                ST-BK: 27-4095                FFIEC  031
Sixth Street and Marquette Avenue                                                                                       Page RC-10
Minneapolis, MN  55479                                  Vendor ID: D                      CERT: 05208
                                                                                                                            20
Transit Number: 91000019

SCHEDULE RC-E -- CONTINUED

Memoranda (Continued)

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000:
a. Time deposits of less than $100,000 with a remaining maturity or repricing
   frequency of:(1)(2)                                                                           RCON
                                                                                                 ----
   (1) Three months or less...................................................................   A579..       290,008     M.5.a.1
   (2) Over three months through 12 months....................................................   A580..       735,366     M.5.a.2
   (3) Over one year through three years......................................................   A581..       503,727     M.5.a.3
   (4) Over three years.......................................................................   A582..       140,326     M.5.a.4
b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING
   MATURITY of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4)
   above).....................................................................................   A241..     1,025,374     M.5.b
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3)
      (1) Three months or less................................................................   A584..        52,013     M.6.a.1
      (2) Over three months through 12 months.................................................   A585..        69,177     M.6.a.2
      (3) Over one year through three years...................................................   A586..        43,833     M.6.a.3
      (4) Over three years....................................................................   A587..        20,636     M.6.a.4
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a
      REMAINING MATURITY of one year or less (included in Memorandum items 6.a.(1)
      through 6.a.(4) above)..................................................................   A242..       121,190     M.6.b

---------------


(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.


Norwest Bank Minnesota, N.A.                                    Call Date: 6/30/97      ST-BK: 27-4095                  FFIEC 031
Sixth Street and Marquette Avenue                                                                                       Page RC-11
Minneapolis, MN  55479                                          Vendor ID:  D           CERT:  05208
                                                                                                                             21
Transit Number:  91000019


SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES
AND IBFS)
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                                                 RCFM
1. Individuals, partnerships, and corporations.............................................  2621..         762,035         1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)..........................  2623..       2,859,136         2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their
   IBFs)...................................................................................  2625..          98,811         3.
4. Foreign governments and official institutions (including foreign central banks).........  2650..               0         4.
5. Certified and official checks...........................................................  2330..               2         5.
6. All other deposits......................................................................  2668..             114         6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)....................  2200..       3,720,098         7.

Memorandum
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II,
   Item 7 above)...........................................................................  A245..       3,681,760         M.1


SCHEDULE RC-F -- OTHER ASSETS
                                                                                                                        C430    <-
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans...................................................  RCFD 2164..     53,837        1.
2. Net deferred tax assets(1)..............................................................  RCFD 2148..          0        2.
3. Interest-only strips receivable (not in the form of a security)(2) on:

   a. Mortgage loans.......................................................................  RCFD A519..          0        3.a
   b. Other financial assets...............................................................  RCFD A520..          0        3.b
4. Other (itemize and describe amounts that exceed 25% of this item).......................  RCFD 2168..    226,559        4.
   a. TEXT 3549: ..........................................RCFD 3549..    N/A                             .........        4.a
   b. TEXT 3550: ..........................................RCFD 3550..    N/A                             .........        4.b
   c. TEXT 3551: ..........................................RCFD 3551..    N/A                             .........        4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)......................  RCFD 2160..    280,396        5.


Memorandum
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes..........................  5610..               0        M.1

SCHEDULE RC-G -- OTHER LIABILITIES
                                                                                                                       C435    <-
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------

1. a. Interest accrued and unpaid on deposits in domestic offices(3).......................  3645..        32,117           1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)............  3646..       309,879           1.b
2. Net deferred tax liabilities(1).........................................................  3049..       143,398           2.
3. Minority interest in consolidated subsidiaries..........................................  3000..           402           3.
4. Other (itemize and describe amounts that exceed 25% of this item).......................  2938..        14,708           4.
       TEXT                                             RCFD
       ----                                             ----
   a.  3552: Miscellaneous accounts payable...........  3552..                      9,035               .........           4.a
   b.  3553:........................................... 3553..                      N/A                 .........           4.b
   c.  3554:........................................... 3554..                      N/A                 .........           4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)......................  2930..       500,504           5.

---------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form a security as available-
    for-sale securities in Schedule RC, item 2.b, or as trading  assets in Schedule
    RC, item 5, as appropriate.
(3) For savings banks, include "dividends" accrued and unpaid on deposits.



Norwest Bank Minnesota, N.A.                                    Call Date: 06/30/97             ST-BK 27-4095          FFIEC 031
Sixth Street and Marquette Avenue                                                                                      Page RC - 12
Minneapolis, MN  55479                                          Vendor ID:  D                   CERT:  05208

                                                                                                                                 22
Transit Number:  91000019


SCHEDULE RC-H -- SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                           C440 <-
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Domestic Offices
                                                                                  -------------------------
                                                                                  RCON
                                                                                  ----
1.   Customers' liability to this bank on acceptances outstanding. . . . . . .     2155..              9,108           1.
2.   Bank's liability on acceptances executed and outstanding. . . . . . . . .     2920..              9,108           2.
3.   Federal funds sold and securities purchased under agreements to resell. .     1350..          4,217,807           3.
4.   Federal funds purchased and securities sold under agreements
     to repurchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2800..          4,198,790           4.
5.   Other borrowed money. . . . . . . . . . . . . . . . . . . . . . . . . . .     3190..            329,218           5.
     EITHER
6.   Net due from own foreign offices, Edge and Agreement subsidiaries, and
     IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2163..                N/A           6.
     OR
7.   Net due to own foreign offices, Edge and Agreement subsidiaries, and
     IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2941..          3,576,056           7.
8.   Total assets (excludes net due from foreign offices, Edge and Agreement
     subsidiaries, and IBFs) . . . . . . . . . . . . . . . . . . . . . . . . .     2192..         18,866,686           8.
9.   Total liabilities (excludes net due to foreign offices, Edge and
     Agreement subsidiaries, and IBFs) . . . . . . . . . . . . . . . . . . . .     3129..         13,950,311           9.

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

10.  U.S. Treasury securities. . . . . . . . . . . . . . . . . . . . . . . . .     1779..           1,325,432          10.
11.  U.S. Government agency obligations (exclude mortgage-backed securities) .     1785..               5,279          11.
12.  Securities issued by states and political subdivisions in the U.S.. . . .     1786..             138,676          12.
13.  Mortgage-backed securities (MBS):
     a. Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA . . . . . . . . . . .     1787..             431,116          13.a1
        (2) Other pass-through securities. . . . . . . . . . . . . . . . . . .     1869..                  62          13.a2
     b. Other mortgage-backed securities (include CMOs, REMICs, and stripped
        MBS):
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA . . . . . . . . . . .     1877..              25,672          13.b1
        (2) All other mortgage-backed securities . . . . . . . . . . . . . . .     2253..               2,585          13.b2
14.  Other domestic debt securities  . . . . . . . . . . . . . . . . . . . . .     3159..               4,955          14.
15.  Foreign debt securities . . . . . . . . . . . . . . . . . . . . . . . . .     3160..                   0          15.
16.  Equity securities:
     a. Investments in mutual funds and other equity securities with readily
        determinable fair values . . . . . . . . . . . . . . . . . . . . . . .     A513..               2,802          16.a
     b. All other equity securities. . . . . . . . . . . . . . . . . . . . . .     3169..             129,679          16.b
17.  Total held-to-maturity and available-for-sale securities (sum of items
     10 through 16). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3170..           2,066,258          17.


Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
     EITHER
 1.  Net due form the IBF of the domestic offices of the reporting bank . . . . .  3051..                N/A     0     M.1
     OR
 2.  Net due to the IBF of the domestic offices of the reporting bank . . . . . .  3059..                0             M.2

Norwest Bank Minnesota, N.A                                  Call Date: 6/30/97           ST-BK: 27-4095               FFIEC   031C
Sixth Street and Marquette Avenue                                                                                      Page RC - 13
Minneapolis, MN  55479                                       Vendor ID: D                 CERT:  05208
                                                                                                                            23
Transit Number:  91000019

SCHEDULE RC-I -- SELECTED ASSETS AND LIABILITIES OF IBFS

To be completed only by banks with IBFs and other "foreign" offices.
                                                                                                                            C445 <-
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              RCFM
                                                                                              ----
1.   Total IBF assets of the consolidated bank (component of Schedule RC, item 12).......     2133..        N/A             1.
2.   Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
     item 12, column A)..................................................................     2076..        N/A             2.
3.   IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
     column A)...........................................................................     2077..        N/A             3.
4.   Total IBF liabilities (component of Schedule RC, item 21)...........................     2898..        N/A             4.
5.   IBF deposit liabilities due to banks, including other IBFs (component of Schedule...
     RC-E, part II, items 2 and 3).......................................................     2379..        N/A             5.
6.   Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5,
     and 6)..............................................................................     2381..        N/A             6.

Schedule RC-K -- Quarterly Averages(1)
                                                                                                                            C455 <-
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS                                                                                        RCFD
                                                                                              ----
 1.  Interest-bearing balances due from depository institutions............................   3381..        17,904          1.

 2.  U.S. Treasury securities and U.S. Government agency obligations(2)....................   3382..     3,046,710          2.
 3.  Securities issued by states and political subdivisions in the U.S.(2).................   3383..       128,076          3.
 4.  a. Other debt securities(2)...........................................................   3647..         4,576          4.a.
     b. Equity securities(3) (includes investments in mutual funds and Federal Reserve.....
        stock).............................................................................   3648..       132,490          4.b.
 5.  Federal funds sold and securities purchased under agreements to resell................   3365..     3,620,584          5.
 6.  Loans:
     a. Loans in domestic offices:                                                            RCON
                                                                                              ----
        (1) Total loans....................................................................   3360..     9,511,553          6.a.1
        (2) Loans secured by real estate...................................................   3385..     3,909,105          6.a.2
        (3) Loans to finance agricultural production and other loans to farmers............   3386..        10,708          6.a.3
        (4) Commercial and industrial loans................................................   3387..     4,140,141          6.a.4
        (5) Loans to individuals for household, family, and other personal expenditures....   3388..       796,526          6.a.5
     b. Total loans in foreign offices, Edge and Agreement subsidiaries,                      RCFN
                                                                                              ----
        and IBFs...........................................................................   3360..       153,315          6.b
 7.  Trading                                                                                  RCFD
                                                                                              ----
     assets................................................................................   3401..       246,992          7.
 8.  Lease financing receivables (net of unearned income). . . . . . . . . . .                3484..       670,091          8.
 9.  Total assets(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3368..    18,238,750          9.
LIABILITIES
10.  Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS
     accounts, and telephone and preauthorized transfer accounts) (exclude demand             RCON
                                                                                              ----
     deposits) . . . . . . . . . . . . . . . . . . . . . . . .                                3485..       151,693          10.
11.  Nontransaction accounts in domestic offices:
     a. Money market deposit accounts (MMDAs). . . . . . . . . . . . . . . . .                3486..     1,638,781          11.a
     b. Other savings deposits . . . . . . . . . . . . . . . . . . . . . . . .                3487..     1,324,354          11.b
     c. Time deposits of $100,000 or more. . . . . . . . . . . . . . . . . . .                A514..       166,564          11.c
     d. Time deposits of less than $100,000. . . . . . . . . . . . . . . . . .                A529..     1,792,998          11.d
12.  Interest-bearing deposits in foreign offices, Edge and Agreement                         RCFN
                                                                                              ----
     subsidiaries, and IBFs  . . . . . . . . . . . . . . . . . . . . . . . . .                3404..     3,087,970          12.
                                                                                              RCFD
                                                                                              ----
13.  Federal funds purchased and securities sold under agreements to repurchase  . .          3353..     3,578,974          13.
14.  Other borrowed money (includes mortgage indebtedness and obligations under.....
     capitalized leases) . . . . . . . . . . . . . . . . . . . . . . . .............          3355..       356,087          14.

------------------
(1)  For all items, banks have option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2)  Quarterly averages for all debt securities should be based on amortized cost.
(3)  Quarterly averages for all equity securities should be based on historical cost.
(4)  The quarterly average for total assets should reflect all debt securities  (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


Norwest Bank Minnesota                                          Call Date: 6/30/97              ST-BK: 27-4095          FFIEC  031
Sixth Street and Marquette Avenue                                                                                       Page RC-14
Minneapolis, MN  55479                                          Vendor ID: D                    CERT:  05208
                                                                                                                           24
Transit Number:  91000019


SCHEDULE RC-L -- OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                            C460 <-
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,                   RCFD
                                                                                                 ----
       e.g., home equity lines...............................................................    3814..      207,072     1.a
    b. Credit card lines.....................................................................    3815..            0     1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate..................................    3816..       72,297     1.c 1
       (2) Commitments to fund loans not secured by real estate..............................    6550..            0     1.c 2
    d. Securities underwriting...............................................................    3817..            0     1.d
    e. Other unused commitments..............................................................    3818..    4,245,179     1.e
2.  Financial standby letters of credit and foreign office guarantees........................    3819..      922,226     2.
    a. Amount of financial standby letters of credit         RCFD
                                                             ----
       conveyed to others.................................   3820               385,438                     ........     2.a
3.  Performance standby letters of credit and foreign office guarantees......................    3821..       75,157     3.
    a. Amount of performance standby letters of credit       RCFD
                                                             ----
       conveyed to others.................................   3822                19,368                     ........     3.a
4.  Commercial and similar letters of credit.................................................    3411..      349,324     4.
5.  Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank....................................................................    3428..            0     5.
6.  Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank............................................................    3429..            0     6.
7.  Securities borrowed......................................................................    3432..    2,616,996     7.
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)..........................................    3433..      226,171     8.
9.  Financial assets transferred with recourse that have been treated as sold for
    Call Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred as of the report date......    A521..       19,557     9.a.1
       (2) Amount of recourse exposure on these mortgages as of the report date..............    A522..       19,557     9.a.2
    b. Other financial assets (excluding small business obligations reported in item 9.c.):
       (1) Outstanding principal balance of assets transferred as of the report date.........    A523..            0     9.b.1
       (2) Amount of recourse exposure on these assets as of the report date.................    A524..            0     9.b.1

    c. Small business obligations transferred with recourse under Section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred
       as of the report date.................................................................    A249..            0     9.c.1
       (2) Amount of retained recourse on these obligations as of the report date............    A250..            0     9.c.2
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor.......................    A534..            0     10.a
    b. Credit derivatives on which the reporting bank is the beneficiary.....................    A535..            0     10.b
11. Spot foreign exchange contracts..........................................................    8765..      149,429     11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital").........................................................    3430..            0     12.
       TEXT                                                            RCFD
       ----                                                            ----
    a. 3555: ........................................................  3555..           N/A                .........     12.a
    b. 3556: ........................................................  3556..           N/A                .........     12.b
    c. 3557: ........................................................  3557..           N/A                .........     12.c
    d. 3558: ........................................................  3558..           N/A                .........     12.d

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                  Page RC-15
Minneapolis, MN  55479                                         Vendor ID: D        CERT:  05208

Transit Number: 91000019                                                                              25

SCHEDULE RC-L -- CONTINUED


                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total
    equity capital")....................................................................   5591..         0    13.

    a. TEXT 5592: ........................................................   RCFD 5592..   N/A       ........  13.a
    b. TEXT 5593: ........................................................   RCFD 5593..   N/A       ........  13.b
    c. TEXT 5594: ........................................................   RCFD 5594..   N/A       ........  13.c
    d. TEXT 5595: ........................................................   RCFD 5595..   N/A       ........  13.d




                                                                                                                         C461
                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                          (Column A)       (Column B)       (Column C)        (Column D)
                                                        Interest Rate  Foreign Exchange  Equity Derivative   Commodity And
            Off-balance Sheet Derivatives                 Contracts       Contracts          Contracts      Other Contracts
                  Position Indicators
-------------------------------------------------------------------------------------------------------------------------------
 14. Gross amounts (e.g., notional amounts)(for each
     column, sum of items 14.a through 14.e must equal
     sum of items 15, 16.a, and 16.b):
     a.   Futures contracts.............................  1,647,500             0           0              0      14.a
                                                          RCFD 8693     RCFD 8694   RCFD 8695      RCFD 8696
     b.   Forward contracts.............................          0       633,065           0              0      14.b
                                                          RCFD 8697     RCFD 8698   RCFD 8699      RCFD 8700
     c.   Exchange-traded option contracts:
          (1) Written options...........................          0             0           0              0      14.c1
                                                          RCFD 8701     RCFD 8702   RCFD 8703      RCFD 8704
          (2) Purchased options.........................          0             0           0              0      14.c2
                                                          RCFD 8705     RCFD 8706   RCFD 8707      RCFD 8708
     d.   Over-the-counter option contracts:
          (1) Written options...........................  1,375,829         5,429           0          9,303      14.d1
                                                          RCFD 8709     RCFD 8710   RCFD 8711      RCFD 8712
          (2) Purchased options.........................    737,887         5,429           0          8,922      14.d2
                                                          RCFD 8713     RCFD 8714   RCFD 8715      RCFD 8716
     e.   Swaps.........................................  4,322,877             0           0          6,077      14.e
                                                          RCFD 3450     RCFD 3826   RCFD 8719      RCFD 8720
 15. Total gross notional amount of
     derivative contracts held for trading..............  3,744,612       643,923           0         24,302      15.
                                                          RCFD A126     RCFD A127   RCFD 8723      RCFD 8724
 16. Total gross notional amount of
     derivative contracts held for
     purposes other than trading:
     a.   Contracts marked to market....................          0             0           0              0      16.a
                                                          RCFD 8725     RCFD 8726   RCFD 8727      RCFD 8728
     b.   Contracts not marked to market................  4,339,481             0           0              0      16.b
                                                          RCFD 8729     RCFD 8730   RCFD 8731      RCFD 8732
     c.   Interest rate swaps where the bank
          has agreed to pay a fixed rate................    200,000...............................................16.c
                                                          RCFD A589

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97       ST-BK: 47-2085              FFIEC  031
Sixth Street and Marquette Avenue                                                                                   Page RC-16
Minneapolis, MN  55479                                         Vendor ID: D             CERT:  05208
                                                                                                                        26
Transit Number:       91000019



SCHEDULE RC-L -- Continued

                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                             (Column A)       (Column B)          (Column C)            (Column D)
                                           Interest Rate   Foreign Exchange   Equity Derivatives      Commodity And
                                             Contracts        Contracts          Contracts           Other Contracts
Off-balance Sheet Derivatives            -----------------  -----------------  -----------------    -----------------
    Position Indicators
--------------------------------------------------------------------------------------------------------------------
1.  Gross fair values of                 RCFD               RCFD               RCFD                 RCFD
    derivative contracts:
    a. Contracts held for
       trading:
       (1) Gross positive
           fair value.............       8733..    4,819     8734..  16,705    8735..        0      8736..       338      17.a.1
       (2) Gross negative
           fair value.............       8737..    4,335     8738..  17,022    8739..        0      8740         394      17.a.2
    b. Contracts held for
       purposes other than
       trading that are marked
       to market:
       (1) Gross positive
           fair value.............       8741..        0     8742..       0    8743..        0      8744..         0      17.b.1
       (2) Gross negative
           fair value.............       8745..        0     8746..       0    8747..        0      8748..         0      17.b.2
    c. Contracts held for
       purposes other than
       trading that are not
       marked to market:
       (1) Gross positive
           fair value.............       8749..   39,749     8750..       0    8751..        0      8752..         0      17.c.1
       (2) Gross negative
           fair value.............       8753..    2,264     8754..       0    8755..        0      8756..         0      17.c.2

Memoranda                                                                                              Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             RCFD
                                                                                             ----
 1-2. Not applicable .......................................................................   ................
 3.   Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused
      portions of commitments that are fee paid or otherwise legally binding)..............  3833     4,176,909     M.3.
      a. Participations in commitments with an original
         maturity exceeding one year conveyed to others ...........  RCFD  3834       269,806      ............     M.3.a

 4.   To be completed only by banks with $1 billion or more in total assets:
      Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in Schedule RC-L, items
      2 and 3, above.......................................................................  3377        N/A        M.4.
 5.   Installment loans to individuals for household, family and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
      a. Loans to purchase private passenger automobiles
         (to be completed for the September report only)...................................  2741        N/A        M.5.a
      b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)........................  2742          0        M.5.b
      c. All other consumer installment credit (including mobile home loans)(to be
         completed for the September report only...........................................  2743        N/A        M.5.c

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                  Page RC-17
Minneapolis, MN 55479                                          Vendor ID: D        CERT:  05208
                                                                                                      27
Transit Number:       91000019

SCHEDULE RC-M -- MEMORANDA

                                                                                                                       C465  <-
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,     RCFD
                                                                                             ----
      principal shareholders and their related interests...................................  6164..   10,466   1.a
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals
      or exceeds the lesser of $500,000 or 5 percent of total capital as              Number
      defined for this purpose in agency regulations.....................  RCFD 6165      4          ..........1.b
2. Federal funds sold and securities purchased under agreements to resell with U.S.
   branches and agencies of foreign banks (1) (included in Schedule RC, item 3)............  3405..  318,800   2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract.............................................  5500..        0   4.a
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer...............................................  5501..        0   4.b.1
      (2) Serviced without recourse to servicer............................................  5502..        0   4.b.2

   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract.........................................  5503..        0   4.c.1
      (2) Serviced under a special option contract.........................................  5504..        0   4.c.2
   d. Mortgages serviced under other servicing contracts...................................  5505..  428,261   4.d
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)...........................................................  2103..   14,997   5.a
   b. Non-U.S. addressees (domicile).......................................................  2104..    9,517   5.b
6. Intangible assets:
   a. Mortgage servicing rights............................................................  3164..        0   6.a
      (1) Estimated fair value of mortgage servicing assets................................  A590..        0   6.a.1
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships..............................................  5506..        0   6.b.1
      (2) All other identifiable intangible assets.........................................  5507..      383   6.b.2
   c. Goodwill.............................................................................  3163..   11,542   6.c
   d. Total (sum of items 6.a, 6.b.(1), 6,.b.(2), and 6.c)(must equal Schedule RC, item 10)  2143..   11,925   6.d
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes............  6442..        0   6.e
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem the debt............................................................  3295..        0    7.

---------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                  Page RC-18
Minneapolis, MN 55479                                          Vendor ID: D        CERT:  05208
                                                                                                       28
Transit Number:       91000019

SCHEDULE RC-M -- CONTINUED

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
 8. a.   Other real estate owned:
         (1)  Direct and indirect investments in real estate ventures.......................  RCFD 5372..          0      8.a.1
         (2)  All other real estate owned:
              (a)  Construction and land development in domestic offices....................  RCON 5508..          0      8.a.2a
              (b)  Farmland in domestic offices ............................................  RCON 5509..          0      8.a.2b

              (c)  1-4 family residential properties in domestic offices....................  RCON 5510..      6,820      8.a.2c
              (d)  Multifamily (5 or more) residential properties in domestic offices.......  RCON 5511..          0      8.a.2d
              (e)  Nonfarm nonresidential properties in domestic offices....................  RCON 5512..        403      8.a.2e
              (f)  In foreign offices.......................................................  RCFN 5513..          0      8.a.2f
         (3)  Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7).....  RCFD 2150..      7,223      8.a.3
    b.   Investments in unconsolidated subsidiaries and associated companies:
         (1)  Direct and indirect investments in real estate ventures.......................  RCFD 5374..          0      8.b.1
         (2)  All other investments in unconsolidated subsidiaries and associated
              companies.....................................................................  RCFD 5375..          0      8.b.2
         (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8).....  RCFD 2130..          0      8.b.3
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus"................................  RCFD 3778..          0      9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a.   Money market funds.................................................................  RCON 6441..     57,784      10.a
    b.   Equity securities funds............................................................  RCON 8427..          0      10.b
    c.   Debt securities funds..............................................................  RCON 8428..          0      10.c
    d.   Other mutual funds.................................................................  RCON 8429..     33,850      10.d
    e.   Annuities..........................................................................  RCON 8430..     13,388      10.e
    f.   Sales of proprietary mutual funds and annuities (included in items 10.a through
         10.e above)........................................................................  RCON 8784..     62,271      10.f
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC....................  RCFD A525..     33,955      11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices
    (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally accepted accounting
    principles(1)...........................................................................  RCFD A526..          0      12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than $10 million
    and exceeds ten percent of total assets)................................................  RCFD A591..          0      13.

Memorandum

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
  1. Reciprocal holdings of banking organizations' capital instruments (to be completed
     for the December report only)...........................................................  3836..        N/A    M.1.

---------------------

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.


Norwest Bank Minnesota, N.A.                                    Call Date: 6/30/97       ST-BK: 27-4095       FFIEC  031
Sixth Street and Marquette Avenue                                                                             Page RC-19
Minneapolis, MN  55479                                          Vendor ID:  D            CERT:  05208
                                                                                                                  29
Transit Number:        91000019


SCHEDULE RC-N -- PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                      C470   <-
                                                                                                    Dollar Amounts in Thousands
                                                          ---------------------------------------------------------------------
                                                             (Column A)              (Column B)             (Column C)
                                                             Past due                Past due 90            Nonaccrual
                                                           30 through 89            days or more
                                                           days and still             and still
                                                              accruing                accruing
                                                          ------------------     ------------------     ------------------
                                                          RCFD                   RCFD                   RCFD
                                                          ----                   ----                   ----
1. Loans secured by real estate:
   a.   To U.S. addressees (domicile)...................  1245..      25,286     1246..       3,713     1247..     12,228  1.a
   b.   To non-U.S. addressees (domicile)...............  1248..           0     1249..           0     1250..          0  1.b
2. Loans to depository institutions and acceptances of
   other banks:
   a.   To U.S. banks and other U.S. depository
        institutions....................................  5377..           0     5378..           0     5379..          0  2.a
   b.   To foreign banks................................  5380..           0     5381..           0     5382..          0  2.b
3. Loans to finance agricultural production and other
   loans to farmers.....................................  1594..          20     1597..           0     1583..          0  3.
4. Commercial and industrial loans:
   a.   To U.S. addressees (domicile)...................  1251..      18,233     1252..           8     1253..     22,893  4.a
   b.   To non-U.S. addressees (domicile)...............  1254..           0     1255..           0     1256..          0  4.b
5. Loans to individuals for household, family, and other
   personal expenditures:
   a.   Credit cards and related plans..................  5383..       1,630     5384..         180     5385..          0  5.a
   b.   Other (includes single payment, installment, and
        all student loans)..............................  5386..      18,036     5387..       2,398     5388..        268  5.b
6. Loans to foreign governments and official
   institutions.........................................  5389..           0     5390..           0     5391..          0  6.
7. All other loans......................................  5459..      16,276     5460..          71     5461..      6,963  7.
8. Lease financing receivables:
   a.   Of U.S. addressees (domicile)...................  1257..           0     1258..           0     1259..     13,024  8.a
   b.   Of non-U.S. addressees (domicile)...............  1271..           0     1272..           0     1791..          0  8.b
9. Debt securities and other assets (exclude other real

   estate owned and other repossessed assets)...........  3505..           0     3506..           0     3507..          0  9.

=================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                          RCFD                   RCFD                   RCFD
                                                          ----                   ----                   ----
10. Loans and leases reported in items 1 through 8 above
    which are wholly or partially guaranteed by the U.S.
    Government..........................................  5612..      2,100      5613..       100      5614..         850  10.
    a.   Guaranteed portion of loans and leases
         included in item 10 above.....................   5615..      1,484      5616..        42      5617..         640  10.a

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                  Page RC-20
Minneapolis, MN  55479                                         Vendor ID:  D       CERT: 05208

Transit Number:       91000019                                                                        30


SCHEDULE RC-N--CONTINUED


                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
                                                          (Column A)          (Column B)        (Column C)
                                                         Past due 30         Past due 90        Nonaccrual
                                                         through 89          days or more
                                                        days and still        and still
                                                           accruing            accruing
Memoranda                                             ------------------  -----------------  -----------------
                                                      RCFD                RCFD               RCFD
--------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above (and
   not reported in Schedule RC-C, part I,

   Memorandum item 2)................................ 1658..       0       1659..       0     1661..       0     M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in Schedule
   RC-N, items 4 and 7, above........................ 6558..       0       6559..       0     6560..       0     M.2.
                                                     --------------------------------------------------------------------
3. Loans secured by real estate in domestic offices   RCON                 RCON               RCON
                                                      ----                 ----               ----
   (included in Schedule RC-N, item 1, above):
   a. Construction and land development.............. 2759..       0       2769..       0     3492..      25     M.3.a
   b. Secured by farmland............................ 3493..       0       3494..       0     3495..       0     M.3.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit...................... 5398..   1,254       5399..      69     5400..       0     M.3.c.1
      (2) All other loans secured by 1-4 family
          residential properties..................... 5401..  20,350       5402..   3,644     5403..   9,259     M.3.c.2
   d. Secured by multifamily (5 or more) residential
      properties..................................... 3499..     570       3500..       0     3501..       0     M.3.d
   e. Secured by nonfarm nonresidential properties... 3502..   3,112       3503..       0     3504..   2,944     M.3.e

                                                          (Column A)             (Column B)
                                                          through 89             Past due 90
                                                         through days            days or more
                                                      ------------------     -------------------
                                                      RCON                   RCON
                                                      ----                   ----
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets........ 3522            0      3528             0     M.4.a
   b. Replacement cost of contracts with a positive
      replacement cost............................... 3529            0      3530             0     M.4.b

-----------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of
Condition and Income should be directed:                                                                         C477 <-
Chris Mocol, Manager of Regulatory Services                              (612) 667-9895
------------------------------------------------------                   ----------------------------------------
Name and Title (TEXT 8901                                                Area cole/phone number/extension (TEXT 8902)

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031

Sixth Street and Marquette Avenue                                                                  Page RC-21
Minneapolis, MN  55479                                         Vendor ID:  D       CERT:  05208

Transit Number:       91000019                                                                         31



SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                            C475   <-
                                                                                          Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits...............................................  0030..    N/A         1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits............................  0031..        0      1.b.1
       (2) Actual amount of unposted debits to time and savings deposits(1)...............  0032..        0      1.b.2
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits..............................................  3510..    N/A        2.a.
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits...........................  3512..        0      2.b.1
       (2) Actual amount of unposted credits to time and savings deposits(1)..............  3514..        0      2.b.2
 3. Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits in domestic offices)................................................  3520..        0      3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries.......................................  2211..   24,262      4.a.
    b. Time and savings deposits (1) of consolidated subsidiaries.........................  2351..        0      4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries...............  5514..        0      4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II............  2229..        0      5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part
       II)................................................................................  2383..        0      5.b.
    c. Interest accrued and unpaid on deposits in insured branches
       (included in Schedule RC-G, item 1.b)..............................................  5515..        0      5.c.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or
       5, column B).......................................................................  2314..      288      6.a.
    b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E, Part
       I, item 4 or 5, column A or C, but not column B)...................................  2315..        0      6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1), (2)
    a. Unamortized premiums...............................................................  5516..       26      7.a.
    b. Unamortized discounts..............................................................  5517..    5,679      7.b.
 8. To be completed by banks with "Oakar deposits."
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
       (1) Total deposits purchased or acquired from other FDIC-insured institutions
           during the quarter.............................................................  A531..    N/A        8.a.1
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
           attributable to SAIF; SAIF members report deposits attributable to BIF).......   A532..    N/A        8.a.2
     b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S. territories
        and possessions)..................................................................  A533..    N/A        8.b.


---------------

(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Norwest Bank Minnesota, N.A.                                   Call Date: 6/30/97  ST-BK: 27-4095  FFIEC  031
Sixth Street and Marquette Avenue                                                                  Page RC-22
Minneapolis, MN 55479                                          Vendor ID:  D       CERT: 05208

Transit Number:       91000019                                                                         32

SCHEDULE RC-O -- CONTINUED

                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
9.  Deposits in lifeline accounts....................................................................  5596                9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits
    in domestic offices).............................................................................  8432        0      10.
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and
    U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross
       basis in Schedule RC-E had been reported on a net basis.......................................  8785        0      11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on

       a net basis in Schedule RC-E had been reported on a gross basis...............................  A181        0      11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico
       and U.S. territories and possessions in Schedule RC-E.........................................  A182        0      11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits...............................................  A527        0      12.a
    b. Amount of assets netted against time and savings deposits.....................................  A528        0      12.b


Memoranda

(To be completed each quarter except as noted)

                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank:
    (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less..............................  RCON
                                                                                         ----
                                                                                         2702..   4,325,543        M.1.a.1
                                                                               NUMBER           ...........
                                                                               ------
                                                                  RCON
       (2) Number of deposit accounts of $100,000 or less         ----
           (to be completed for the June report only)...........  3779..    1,376,269                              M.1.a.2
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000............................  2710..  4,279,955         M.1.b.1
                                                                               NUMBER           ..........
                                                                               ------
                                                                   RCON
                                                                   ----
       (2) Number of deposit accounts of more than $100,000......  2722..       6,208                              M.1.b.2
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item
       1.b(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.
                                                                                                 YES       NO
                                                                                                 ---       ---
       Indicate in the appropriate box at right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the
       estimate described above........................................................  6861..            X      M.2.a.
    b. If the box marked YES has been checked, report the estimate of uninsured deposits
       determined by using your bank's method or procedure.............................  5597..          N/A      M.2.b.
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

                                                                                                     FDIC Cert No.
                                                                                                     -------------
    TEXT 545...........................................................................  A545        N/A            M.3.


Norwest Bank Minnesota, N.A.                                    Call Date: 6/30/97        ST-BK: 27-4095        FFIEC  031
Sixth Street and Marquette Avenue                                                                               Page RC-23
Minneapolis, MN  55479                                          Vendor ID:  D             CERT:  05208

Transit Number:        91000019                                                                                         33


SCHEDULE RC-R -- REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                            C480        <-
                                                                                                         -----------
                                                                                                         YES     NO
                                                                                                         ---     ---
1. Test for determining the extent to which Schedule RC-R must be completed. To be completed only by banks with total assets of less than $1 billion. Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of
   adjusted total assets....................................................................    RCFD 6056    N/A        1.

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L
(see instructions).

     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.


     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

--------------------------------------------------------------------------------
NOTE:  All banks are required to complete items 2 and 3 below. See optional worksheet for items 3.a through 3.f.
--------------------------------------------------------------------------------



                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
2. Portion of qualifying limited-life capital instruments (original weighted average maturity of at least five years) that is includible
   in Tier 2 capital:                                                                 RCFD
   a.   Subordinated debt(1) and intermediate term preferred stock..........          A515                 165          2.a
   b.   Other limited-life capital instruments...............................         A516                   0          2.b
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
   a.   Tier 1 capital.......................................................         8274           1,319,245          3.a
   b.   Tier 2 capital.......................................................         8275             158,975          3.b
   c.   Total risk-based capital.............................................         3792           1,478,220          3.c
   d.   Excess allowance for loan and lease losses (amount that exceeds
        1.25% of gross risk-weighted assets).................................         A222              60,484          3.d
   e.   Net risk-weighted assets (gross risk-weighted assets less excess
        allowance reported in item 3.d above and all other deductions).......         A223          12,644,289          3.e
   f.   "Average total assets" (quarterly average reported in Schedule RC-K,
        item 9, less all assets deducted from Tier 1 capital)(2).............         A224          18,226,739          3.f

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                  (Column A)           (Column B)
                                                                                                         Credit
                                                                                                       Equivalent
                                                                                   Assets             Amount of Off-
                                                                               Recorded on the        Balance Sheet
                                                                                Balance Sheet           Items(3)
                                                                              ------------------   ------------------
4. Assets and credit equivalent amounts of off-balance sheet items            RCFD                 RCFD
   assigned to the Zero percent risk category:                                ----                 ----
   a.   Assets recorded on the balance sheet................................  5163  2,257,128              ..........   4.a
   b.   Credit equivalent amount of off-balance sheet items.................       ..........      3796..           0   4.b

---------------


(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Norwest Bank Minnesota, N.A.                                    Call Date:  6/30/97       ST-BK: 47-2085             FFIEC  031
Sixth Street and Marquette Avenue                                                                                    Page RC-24
Minneapolis, MN  55479
                                                                Vender ID:  D             CERT: 05208                        34
Transit Number:  91000019

Schedule RC-R -- Continued

                                                                                                     Dollar Amount in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                          (Column A)             (Column B)
                                                                            Assets            Credit Equivalent
                                                                           Recorded                Amount
                                                                           on the              of Off-Balance
                                                                        Balance Sheet          Sheet Items(1)
                                                                      -------------------   --------------------

                                                                      RCFD                   RCFD
                                                                      ----                   ----
5.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
    a. Assets recorded on the balance sheet.........................  5165..   6,912,956             .........              5.a
    b. Credit equivalent amount of off-balance sheet items..........           .........     3801..    790,384              5.b
6.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
    a. Assets recorded on the balance sheet.........................  3802..   2,887,882             .........              6.a
    b. Credit equivalent amount of off-balance sheet items..........           .........     3803..    149,766              6.b
7.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
    a. Assets recorded on the balance sheet.........................  3804..   7,168,311             .........              7.a
    b. Credit equivalent amount of off-balance sheet items..........           .........     3805..  2,476,970              7.b
8.  On-balance sheet asset values excluded from and deducted in
    the calculation of the risk-based capital ratio(2)..............  3806..      32,723             .........              8.
9.  Total assets recorded on the balance sheet (sum of
    items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
    Schedule RC, item 12 plus items 4.b and 4.c)....................  3807..  19,259,000             .........              9.

Memoranda

                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                       RCFD
1. Current credit exposure across all off-balance sheet derivative contracts by the    ----
   risk-based capital standards...................................................     8764..       21,749                 M.1.


                                                                 With a remaining maturity of
                                                   ----------------------------------------------------------
                                                                                   (Column B)
                                                          (Column A)              Over one year              (Column C)
                                                       One year or less        through five years         Over five years
                                                    ----------------------   ----------------------   ----------------------

2.  Notional principal amounts of                   RCFD                        RCFD                  RCFD
    off-balance sheet derivative contracts (3):     ----                        ----                  ----
    a. Interest rate contracts....................  3809..     670,565          8766..   3,850,164    8767..       340,034   M.2a
    b. Foreign exchange contracts.................  3812..     549,219          8769..       1,626    8770..             0   M.2b
    c. Gold contracts.............................  8771..           0          8772..           0    8773..             0   M.2c
    d. Other precious metals contracts............  8774..           0          8775..           0    8776..             0   M.2d
    e. Other commodity contracts..................  8777..      10,169          8778..       4,830    8779..             0   M.2e
    f. Equity derivative contracts................  A000..           0          A001..           0    A002..             0   M.2f

---------------

(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Norwest Bank Minnesota, N.A.                                        Call Date:  6/30/97       ST-BK: 27-4095        FFIEC  031
Sixth Street and Marquette Avenue                                                                                   Page RC-25
Minneapolis, MN  55479                                              Vendor ID:  D             CERT:  05208
                                                                                                                       35
Transit Number:  91000019

                                 Optional Narrative Statement Concerning the Amounts
                                   Reported in the Reports of Condition and Income
                                        at close of business on June 30, 1997

Norwest Bank Minnesota, N.A.                                Minneapolis                                    MN
---------------------------------------------------------   ------------------------------------------     ---------------------
Legal Title of Bank                                         City                                           State

The management of the reporting bank may, if it wishes,     the truncated statement will appear as the bank's
submit a brief narrative statement on the amounts           statement both on agency computerized records and in
reported in the Reports of Condition and Income. This       computer-file releases to the public.
optional statement will be made available to the public,
along with the publicly available data in the Reports of    All information furnished by the bank in the narrative
Condition and Income, in response to any request for        statement must be accurate and not misleading.
individual bank report data. However, the information       Appropriate efforts shall be taken by the submitting
reported in column A and in all of Memorandum item 1 of     bank to ensure the statement's accuracy. The statement
Schedule RC-N is regarded as confidential and will not      must be signed, in the space provided below, by a senior
be released to the public. BANKS CHOOSING TO SUBMIT THE     officer of the bank who thereby attests to its accuracy.
NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT
DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF      If, subsequent to the original submission, material
INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS        changes are submitted for the data reported in the
REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR     Reports of Condition and Income, the existing narrative
ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE     statement will be deleted from the files, and from
MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF         disclosure; the bank, at its option, may replace it with
THEIR CUSTOMERS. Banks choosing not to make a statement     a statement, under signature, appropriate to the amended
may check the "No comment" box below and should make no     data.
entries of any kind in the space provided for the
narrative statement; i.e., DO NOT enter in this space       The optional narrative statement will appear in agency
such phrases as "No statement," "Not applicable," "N/A,"    records and in release to the public exactly as
"No Comment," and "None."                                   submitted (or amended as described in the preceding
                                                            paragraph) by the management of the bank (except for the
The optional statement must be entered on this sheet.       truncation of statements exceeding the 750-character
The statement should not exceed 100 words. Further,         limit described above). THE STATEMENT WILL NOT BE EDITED
regardless of the number of words, the statement must       OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
not exceed 750 characters, including punctuation,           ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL
indentation, and standard spacing between words and         NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS
sentences. If any submission should exceed 750              VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION
characters, as defined, it will be truncated at 750         CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL
characters with no notice to the submitting bank and        APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT
                                                            SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
---------------------------------------------------------------------------------------------------------------------------
No comment:  X (RCON 6979)                                                                             C471    C472 <-

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)











                                                            ----------------------------------------    -----------------
                                                            Signature of Executive Officer of Bank      Date of Signature

Norwest Bank Minnesota, N.A.                                 Call Date:  6/30/97       ST-BK: 27-4095             FFIEC  031
Sixth Street and Marquette Avenue                                                                                 Page RC-26
Minneapolis, MN  55479
                                                             Vendor ID: D              Cert: 05208                        36
Transit Number:  91000019
                                        THIS PAGE IS TO BE COMPLETED BY ALL BANKS
---------------------------------------------------------------------------------------------------------------------------
         NAME AND ADDRESS OF BANK
                                                                       OMB No. For OCC:              1557-0081
                                                                       OMB No. For FDIC:             3064-0052
                                                                       OMB No. For Federal Reserve:  7100-0036
                                                                       Expiration Date:              3/31/2000

            PLACE LABEL HERE                                        SPECIAL REPORT
                                                            (Dollar Amounts in Thousands)

                                        CLOSE OF BUSINESS                    FDIC Certificate Number
                                        DATE                                                                        C700 <-
                                               6/30/97                            05208
---------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
---------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 1020-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations
(Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively.
Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  RCFD
                                                                                                  ----
a. Number of loans made to executive officers since the previous Call Report date............     3561..              1  a.
b. Total dollar amount of above loans (in thousands of dollars)  ............................     3562..            500  b.
c. Range of interest charged on above loans (example:9-3/4% = 9.75)..........................7701/7702..  8.50% to 8.50% c.


---------------------------------------------------------------------------------------------------------------------------







---------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                     DATE (Month, Day, Year)
                                    Mark P. Wagener
/s/ Mark P. Wagener            Director Bank & Service Accounting                   7/30/97
-----------------------------------------------------------------------      ----------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED  (TEXT 8903)      AREA CODE/PHONE NUMBER/EXTENSION
                                                                             (TEXT 8904)
Chris Mocol, Manager Of Regulatory Reporting                                      (612) 667-9895
---------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (6-95)